[GRAPHIC OMITTED]
                            DEUTSCHE ASSET MANAGEMENT

                                [GRAPHIC OMITTED]
                                    WORLDMAP

                                  Mutual Fund
                                 Annual Report
                               September 30, 2001

PreservationPlus Income Fund


                                [GRAPHIC OMITTED]
                                 A Member of the
                               Deutsche Bank Group

PreservationPlus Income Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ....................................  3
              PERFORMANCE COMPARISON ....................................  7

              PRESERVATIONPLUS INCOME FUND
                 Statement of Assets and Liabilities ....................  8
                 Statement of Operations ................................  9
                 Statements of Changes in Net Assets .................... 10
                 Financial Highlights ................................... 11
                 Notes to Financial Statements .......................... 12
                 Report of Independent Auditors ......................... 14
                 Tax Information ........................................ 14

              PRESERVATIONPLUS INCOME PORTFOLIO
                 Schedule of Portfolio Investments ...................... 15
                 Statement of Assets and Liabilities .................... 19
                 Statement of Operations ................................ 20
                 Statements of Changes in Net Assets .................... 21
                 Financial Highlights ................................... 22
                 Notes to Financial Statements .......................... 23
                 Report of Independent Auditors ......................... 27



                      -----------------------------------
   The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
                      -----------------------------------

--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


We are pleased to present you with this annual report for Deutsche Asset Management's PreservationPlus Income Fund (the 'Fund'), providing a detailed review of the market, the Portfolio (the Fund invests all of its assets in a master portfolio with the same goal as the Fund), and our outlook. Included are a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

The PreservationPlus Income Fund was the first SEC registered mutual fund specifically designed as an investment alternative for individuals with IRAs previously invested in bond funds, money market funds, savings accounts and CDs,1 as well as rollovers from retirement programs invested in traditional GIC commingled funds and other stable value products. It is well worth noting that until this Fund was introduced in December 1998, the only alternative retirement plan rollovers had for their conservative, stable value assets was money market funds. The PreservationPlus Income Fund seeks to deliver a high level of current income while seeking to maintain a stable value per share. The Fund is offered to Traditional IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension IRAs (SEP IRAs), Savings Incentive Match Plans for Employees (SIMPLE IRAs), and Keogh plans.

                                                                            CUMULATIVE              AVERAGE ANNUAL
                                                                         TOTAL RETURNS               TOTAL RETURNS
   Periods Ended                                                  1 Year         Since      1 Year           Since
   September 30, 2001                                                        Inception                   Inception
------------------------------------------------------------------------------------------------------------------
 PreservationPlus Income Fund 2
   (inception 12/23/98)                                             6.38%       18.49%        6.38%        6.31%
------------------------------------------------------------------------------------------------------------------
 Lehman 1-3 Year US Government/
   Credit Index 3                                                  10.75%       20.34% 5     10.75%        6.96% 5
------------------------------------------------------------------------------------------------------------------
 iMoneyNet First-Tier Retail Money
   Funds Average 3                                                  4.62%       14.14% 5      4.62%        4.92% 5
------------------------------------------------------------------------------------------------------------------
 Wrapped Lehman Intermediate Aggregate
   Income Index 3                                                   6.13%       16.51% 5      6.13%        5.89% 5
------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Investment
   Grade Debt Funds Average 4                                      11.72%       17.10% 5     11.72%        5.90% 5
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 Unlike CDs and bank savings accounts, shares of the Fund are not deposits or obligations of, or guaranteed by any bank and the shares are not federally insured or guaranteed by the US government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. In addition, unlike the Fund, CDs and bank savings accounts generally offer a fixed rate of return.
2 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of the 2% maximum redemption fee, which may apply in certain limited circumstances. Any redemption fees that have been retained by the Fund are reflected. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
     The Fund seeks to maintain a constant $10.00 per share net asset value. The Fund is not a money market fund, and there can be no assurance that the Fund will be able to maintain a stable value per share. The Fund holds fixed income securities, money market instruments, futures, options and other instruments, and enters into Wrapper Agreements with insurance companies, banks and other financial institutions. These agreements are intended to stabilize the value per share. Please see the prospectus for more information on these agreements. Derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions.
3 Lehman 1-3 Year US Government/Credit Index, our primary benchmark, is an unmanaged Index consisting of all US Government agency and Treasury securities as well as all investment grade corporate debt securities with maturities of one to three years. The Wrapped Lehman Intermediate Aggregate Income Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Income Index, an unmanaged index representing domestic taxable investment grade bonds with index components for government, corporate, mortgage pass through and asset backed securities with average maturities and durations in the intermediate range, and a book value wrapper agreement with an assumed expense level of 0.15%. This benchmark more closely reflects the market sector in which the Fund invests. iMoneyNet-First Tier Retail Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and includes retail money market funds containing securities rated in the highest short-term rating category by two or more nationally recognized ratings organizations. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
5    Benchmark returns are for the period beginning December 31, 1998.
--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

 SECTOR ALLOCATION
 By Sector as of September 30, 2001
 (percentages are based on market value of total investments in the Portfolio)
 -----------------------------------------------------------------------------
   Corporates ................................  48.94%
   Mortgages .................................  28.73
   Asset-Backed Securities ...................  10.04
   Cash Equivalents and Other Investments 1 ..   8.34
   Agency ....................................   0.94
   Treasury ..................................   3.01
                                               ------
                                               100.00%
                                               ======

MARKET ACTIVITY
OVERALL, THE US FIXED INCOME MARKETS PERFORMED STRONGLY DURING THE ANNUAL
PERIOD.
o For the twelve months ended September 30, 2001, asset-backed securities delivered the best performance relative to duration-adjusted US Treasuries, while gaining 14.15% on an absolute total return basis. US Agency and commercial mortgage-backed securities also outperformed US Treasuries, with nominal returns of 13.99% and 16.02%, respectively.
o As the economic slowdown accelerated, equity markets grew more volatile and corporate credit quality deteriorated, there was an ongoing flight-to-quality into the US Treasury market. This, along with the aggressive lowering of interest rates by the Federal Reserve Board, provided the catalyst for the Treasury market to produce a strong nominal return of 12.94%. For the annual period, two-year US Treasury yields declined 3.13% to 2.84%, five-year Treasury yields dropped 2.05% to 3.80%, ten-year Treasury yields fell 1.21% to 4.59%, and the thirty-year Treasury yield declined 0.47% to 5.42%.
o Beginning in early December, these same factors also contributed to the reversal of the inverted Treasury yield curve in place since March 2000. The yield curve became increasingly more positively sloped since the first of the year 2001, as investors especially flocked to short-term Treasuries. This normalized yield curve created a more favorable environment for fixed income investing overall.
o The mortgage sector and the US credit sector (formerly known as the corporate sector) comparatively underperformed US Treasuries for the annual period. The mortgage sector was impacted by higher prepayments, as interest rates fell significantly. The US credit sector was impacted by concerns about slower corporate earnings and shrinking profits--especially in the aftermath of the September 11 attacks. Still, for the twelve months, the nominal return of mortgage securities was 8.15%, and the nominal return of US credit bonds was 13.10%. Higher quality US credits outperformed lower quality credits, as investors sought the greater degree of perceived safety associated with higher quality.

US ECONOMIC WEAKNESS DURING THE ANNUAL PERIOD CONTRIBUTED MOST TO SUCH STRONG PERFORMANCE BY THE US FIXED INCOME MARKETS.
o During the fourth calendar quarter of 2000, what began as a gradual and welcome moderation in the economy abruptly turned into a sharp slowdown that threatened the continued viability of the economic expansion. US nominal GDP growth continued to fall through the period, declining from a high rate of 5.6% in the second calendar quarter of 2000 to 0.3% in the second calendar quarter of 2001. Estimates for the quarter ended September 30, 2001 are even more modest. Businesses sought to trim unwanted inventories, industrial production faltered and consumer demand weakened. In the wake of the September 11 tragedy, business and consumer spending are feared to be grinding to a standstill.
o In an effort to stimulate the sluggish economy and thwart a recession, the Federal Reserve Board lowered the targeted federal funds rate on eight separate occasions from January through September 2001 for a total of 3.50%, bringing the targeted federal funds rate to 3.00%. These interest rate cuts included three intra-meeting reductions. The last of these during the annual period occurred on September 17, the first day the US equity markets resumed trading after the September 11 attack. Since September 11, the Federal Reserve Board has gone to great lengths to ensure that ample liquidity was provided to the global capital markets.
o This economic environment, along with tremendous volatility in the equity markets, led to fixed income being the asset class of choice throughout most of the annual period. All major fixed income asset classes, excluding mortgages, produced 12% or greater nominal returns during the period.

--------------------------------------------------------------------------------
1 Other investments include futures contracts and wrapper agreements as described in footnote 2 on page 3 of this report.


--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


INVESTMENT REVIEW
THE FUND WAS DIVERSIFIED ACROSS THE MAJOR SECTORS OF THE INVESTMENT GRADE FIXED INCOME MARKET. As of September 30, 2001, the portfolio was allocated 48.94% to corporate bonds, 28.73% to mortgage-backed securities, 10.04% to asset-backed securities, 3.95% to US Treasuries/agencies and 8.34% to cash equivalents and other investments.1 It should be noted that in late September 2001, the portfolio management team decided to establish a position in the US high yield sector within its corporate bond allocation, with an initial allocation of 4.4%. This strategy enabled the Fund to gain exposure to this sector at a time when high yield spreads were at historically wide levels.

This allocation of fixed income securities was intentionally weighted towards the corporate, asset-backed and mortgage sectors, as these sectors have historically offered higher yields than US government securities. The Fund employed its Global Asset Allocation (GAA) overlay strategy, which evaluates equity, bond, cash, and currency opportunities across domestic and international markets. Additionally, the Fund has entered into Wrapper Agreements that are intended to stabilize the Fund's NAV.

THE FUND WAS THE FIRST SEC REGISTERED MUTUAL FUND FOR IRA INVESTORS TO MAKE USE OF WRAPPER AGREEMENTS TO SEEK TO MAINTAIN A STABLE VALUE PER SHARE IN THE FACE OF FLUCTUATIONS IN VALUES DUE TO CHANGES IN YIELDS. To date, we have negotiated three Wrapper Agreements, each of which covers approximately one third of the fixed income securities and GAA strategy in the Portfolio. Generally speaking, Wrapper Agreements are issued by insurance companies, banks and other financial institutions. The Wrapper Agreements held by the Portfolio as of September 30, 2001 are issued by Bank of America, NT&SA, Transamerica Life Insurance & Annuity Co. and Caisse des Depots et Consignations. This was a successful strategy for the Fund.

THE FUND HAS MAINTAINED A HIGH QUALITY PORTFOLIO. The average credit quality of investments in the Fund was AA on September 30, 2001, measured using Standard & Poor's ratings. The average quality of the issuers of the Wrapper Agreements was maintained at AA+ over the annual period, measured using Standard & Poor's ratings. The Fund's duration at September 30, 2001 stood at 3.11 years.

MANAGER OUTLOOK
We believe that US GDP growth rates will continue to contract over the last months of 2001, as the events of September 11 severely damaged an already weakened economy. Two particularly critical indicators for the US economy going forward may be employment and consumer confidence. For example, the September employment report showed just how weak the economy was prior to the terrorist attacks. While the unemployment rate remained flat at 4.9%, payrolls tumbled 199,000, the worst drop since the 1990-91 recession. Unfortunately, the October employment report is likely to look considerably worse. As for the consumer, confidence had already tumbled prior to September 11 in response to a weak stock market and news that the unemployment rate had jumped from 4.5% to 4.9% in August. By the end of September, however, with a record pace of layoff announcements, further pressure on the stock market and concerns about military action, confidence fell to levels last seen a decade ago.

Prior to the attacks, the Federal Reserve Board was still in an easing phase, though many believed the pace of rate cuts was slowing and possibly nearing an end, as the US economy had been showing signs of bottoming. Since September 11, the Federal Reserve Board shifted back into an aggressive easing mode aimed at cushioning the adverse impact of uncertainty on economic activity. Following its September 17 interest rate cut of 0.50%, the Federal Reserve Board cut interest rates by 0.50% again on October 2. In our view, the Federal Reserve Board is likely to maintain very low interest rates until there is concrete evidence that the uncertainty is lifting and the economy is on a self-sustained path toward recovery.

Despite this environment of difficulty and incertitude, we should not lose sight of two important positives. First and foremost, the basic financial and economic infrastructures of the US and the rest of the industrialized world remain intact. Second, the fiscal and monetary policy response has already been powerful, and more


--------------------------------------------------------------------------------
1 Other investments include futures contracts and wrapper agreements as described in footnote 2 on page 3 of this report.


--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


stimuli are likely on the way, both in the US and elsewhere. In the meantime, ongoing global uncertainty will likely result in the fixed income markets overall continuing to perform well into 2002. We expect short-term interest rates to remain extremely low, and thus the yield curve to be extremely steep.

We maintain our long-term perspective for the Fund, monitoring economic conditions and how they affect the financial markets, as we seek to provide a high level of current income while seeking to maintain a stable value per share. Our strategy is to continue to focus on selecting the highest quality spread sector assets--ie corporate, mortgage- and asset-backed--at the maximum yield possible, while normally maintaining a 10% cash allocation to provide liquidity. This liquidity facilitates the management of daily investor cash flows. Additionally, we expect the GAA overlay to boost returns, should world economic momentum begin to rebuild.

We value your support of the PreservationPlus Income Fund and look forward to serving your investment needs in the years ahead.


/S/ JOHN AXTELL

/S/ LOUIS R. D'ARIENZO

/S/ ERIC KIRSCH


John Axtell, Louis R. D'Arienzo and Eric Kirsch
Portfolio Managers of the
PRESERVATIONPLUS INCOME PORTFOLIO
September 30, 2001

--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                               Lehman 1-3    iMoneyNet-     Wrapped Lehman
                PresPlus        Year US      First Tier      Intermediate
                 Income   Government/Credit Retail Money      Aggregate
                  Fund           Index      Funds Average    Income Index
                --------   ---------------- -------------   --------------
Inception Date  12/23/98       12/31/98       12/31/98       12/31/98

12/23/98        $10,000        $10,000        $10,000        $10,000
01/31/99         10,055         10,043         10,038         10,025
02/28/99         10,094         10,000         10,071         10,045
03/31/99         10,137         10,071         10,107         10,087
04/30/99         10,180         10,106         10,143         10,132
05/31/99         10,226         10,097         10,179         10,177
06/30/99         10,282         10,127         10,215         10,224
07/31/99         10,338         10,156         10,253         10,269
08/31/99         10,393         10,183         10,292         10,315
09/30/99         10,446         10,252         10,331         10,365
10/31/99         10,501         10,282         10,372         10,411
11/30/99         10,555         10,305         10,414         10,461
12/31/99         10,611         10,315         10,458         10,509
01/31/00         10,666         10,315         10,504         10,558
02/29/00         10,720         10,387         10,547         10,609
03/31/00         10,780         10,446         10,595         10,657
04/30/00         10,839         10,466         10,642         10,708
05/31/00         10,900         10,504         10,692         10,760
06/30/00         10,958         10,619         10,743         10,815
07/31/00         11,019         10,692         10,797         10,868
8/31/00          11,077         10,777         10,851         10,923
9/30/00          11,138         10,866         10,904         10,978
10/31/00         11,200         10,914         10,958         11,032
11/30/00         11,260         11,016         11,011         11,088
12/31/00         11,322         11,149         11,066         11,143
1/31/01          11,384         11,307         11,119         11,199
2/28/01          11,439         11,387         11,162         11,257
3/31/01          11,500         11,480         11,207         11,309
4/30/01          11,560         11,516         11,247         11,366
5/31/01          11,620         11,587         11,284         11,422
6/30/01          11,678         11,631         11,317         11,479
7/31/01          11,736         11,778         11,349         11,535
8/31/01          11,794         11,857         11,378         11,593
9/30/01          11,849         12,034         11,414         11,651

                                                 AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                            1 Year      Since
   September 30, 2001                                              12/23/98 2
 ----------------------------------------------------------------------------
 PreservationPlus Income Fund                                6.38%      6.31%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of the 2% maximum redemption fee, which may apply in certain limited circumstances. Any redemption fees that have been retained by the Fund are reflected. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2    The Fund's inception date.
3 Lehman 1-3 Year US Government/Credit Index, our primary benchmark, is an unmanaged Index consisting of all US Government agency and Treasury securities as well as all investment grade corporate debt securities with maturities of one to three years. The Wrapped Lehman Intermediate Aggregate Income Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Income Index, an unmanaged index representing domestic taxable investment grade bonds with index components for government, corporate, mortgage pass through and asset backed securities with average maturities and durations in the intermediate range, and a book value wrapper agreement with an assumed expense level of 0.15%. This benchmark more closely reflects the market sector in which the Fund invests. iMoneyNet-First Tier Retail Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and includes retail money market funds containing securities rated in the highest short-term rating category by two or more nationally recognized ratings organizations.
Benchmark returns are for the period beginning December 31, 1998.
--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES


                                                                                              SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------------
ASSETS
   Investment in PreservationPlus Income Portfolio, at value ....................................... $ 9,310,598
   Receivable for capital shares sold ..............................................................     572,136
   Due from administrator ..........................................................................       1,537
   Prepaid expenses and other ......................................................................      10,129
                                                                                                     -----------
Total assets .......................................................................................   9,894,400
                                                                                                     -----------
LIABILITIES
   Payable for capital shares redeemed .............................................................       2,450
   Dividend payable ................................................................................         425
   Accrued expenses and other ......................................................................      21,553
                                                                                                     -----------
Total liabilities ..................................................................................      24,428
                                                                                                     -----------
NET ASSETS ......................................................................................... $ 9,869,972
                                                                                                     ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ................................................................................. $10,238,445
   Accumulated net realized loss from investment and foreign currency transactions .................    (197,046)
   Net unrealized depreciation on investments and foreign currencies ...............................     (81,176)
   Net unrealized depreciation on wrapper agreements ...............................................     (90,251)
                                                                                                     -----------
NET ASSETS ......................................................................................... $ 9,869,972
                                                                                                     ===========
SHARES OUTSTANDING
   ($0.001 par value per share, unlimited number of shares authorized) .............................     986,997
                                                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding) ...................................................... $     10.00
                                                                                                     ===========


See Notes to Financial Statements.
--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                                               FOR THE YEAR ENDED
                                                                                               SEPTEMBER 30, 2001
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income allocated from PreservationPlus Income Portfolio, net ........................................ $ 83,363
                                                                                                         --------
EXPENSES
   Professional fees ...................................................................................    8,041
   Trustees fees .......................................................................................    5,841
   Administration and service fees .....................................................................    4,731
   Printing and shareholder reports ....................................................................    1,926
   Registration fees ...................................................................................    1,491
   Miscellaneous .......................................................................................    2,301
                                                                                                         --------
Total expenses .........................................................................................   24,331
Less: fee waivers and/or expense reimbursements ........................................................  (21,675)
                                                                                                         --------
Net expenses ...........................................................................................    2,656
                                                                                                         --------
NET INVESTMENT INCOME ..................................................................................   80,707
                                                                                                         --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES AND
   WRAPPER AGREEMENTS Net realized gain (loss) from:
     Investment transactions ...........................................................................   12,921
     Foreign currency transactions .....................................................................  177,323
     Futures transactions ..............................................................................  (13,048)
     Forward foreign currency transactions .............................................................   (4,917)
   Net change in unrealized appreciation/depreciation on investments and foreign currencies ............................................................................  (85,196)
   Net change in unrealized appreciation/depreciation on wrapper agreements ............................  (87,083)
                                                                                                         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES
   AND WRAPPER AGREEMENTS ..............................................................................       --
                                                                                                         --------
NET INCREASE IN NET ASSETS FROM OPERATIONS ............................................................. $ 80,707
                                                                                                         ========


See Notes to Financial Statements.
--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                               FOR THE YEARS ENDED SEPTEMBER 30,
                                                                                     2001                   2000
----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS
   Net investment income .................................................... $    80,707              $  12,350
   Net realized gain (loss) from investment and foreign
     currency transactions ..................................................     172,279                   (682)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .....................................     (85,196)                 3,667
   Net change in unrealized appreciation/depreciation on
     wrapper agreements .....................................................     (87,083)                (2,985)
                                                                              -----------              ---------
   Net increase in net assets from operations ...............................      80,707                 12,350
                                                                              -----------              ---------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ....................................................     (80,707)               (12,350)
                                                                              -----------              ---------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares ............................................  10,104,090                202,238
   Dividend reinvestments ...................................................      78,783                 11,523
   Cost of shares redeemed ..................................................    (532,377)              (111,874)
                                                                              -----------              ---------
Net increase in net assets from capital share transactions ..................   9,650,496                101,887
                                                                              -----------              ---------
TOTAL INCREASE IN NET ASSETS ................................................   9,650,496                101,887
NET ASSETS
   Beginning of year ........................................................     219,476                117,589
                                                                              -----------              ---------
   End of year .............................................................. $ 9,869,972              $ 219,476
                                                                              ===========              =========


See Notes to Financial Statements.
--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                                     FOR THE PERIOD
                                                                                                    DEC. 23, 1998 1
                                                          FOR THE YEARS ENDED SEPTEMBER 30,                 THROUGH
                                                                2001                   2000          SEPT. 30, 1999
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ........................ $10.00                 $10.00                  $10.00
                                                              ------                 ------                  ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ....................................   0.62                   0.65                    0.44
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ....................................  (0.62)                 (0.65)                  (0.44)
                                                              ------                 ------                  ------
NET ASSET VALUE, END OF PERIOD .............................. $10.00                 $10.00                  $10.00
                                                              ======                 ======                  ======
TOTAL INVESTMENT RETURN .....................................   6.38%                  6.65%                   4.46%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ................. $9,870                 $  219                  $  118
   Ratios to average net assets:
     Net investment income ..................................   5.84%                  6.52%                   5.85% 2
     Expenses after waivers, including expenses
        of the PreservationPlus Income Portfolio ............   1.00%                  1.00%                   0.89% 2
     Expenses before waivers, including expenses
        of the PreservationPlus Income Portfolio ............   3.00%                 34.37%                 228.00% 2

--------------------------------------------------------------------------------
1    Commencement of operations.
2    Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Funds (the 'Trust') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. PreservationPlus Income Fund (the 'Fund') is one of the funds offered to investors by the Trust. The Fund began operations on December 23, 1998.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the PreservationPlus Income Portfolio (the 'Portfolio'). The Portfolio is a series of BT Investment Portfolios and is an open-end management investment company registered under the Act. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 2001, the Fund's investment was approximately 4% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. VALUATION OF SECURITIES
Valuation of securities and Wrapper Agreements by the Portfolio is discussed in
Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and net realized and unrealized gains and losses (including Wrapper Agreements) of the Portfolio are allocated pro rata among the investors in the Portfolio on a daily basis.

Securities transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are computed on the basis of identified cost. The realized and unrealized gains and losses in the Statement of Operations represent the Fund's pro-rata interest in the realized and unrealized gains and losses of the Portfolio including the offsetting valuation change of the Wrapper Agreements.

D. DISTRIBUTIONS
It is the Fund's policy to declare dividends daily and distribute dividends monthly to shareholders from net investment income. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required in the financial statements.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States.

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of September 30, 2001, have been primarily attributable to partnership tax allocations and foreign currency transactions, and have been reclassified to the following accounts:

                       Undistributed      Accumulated
                      Net Investment     Net Realized      Paid-in
Fund                   Income (Loss)   Gains (Losses)      Capital
----                  --------------    --------------     --------
PreservationPlus Income   $(160,673)       $(205,412)     $366,085

F. CAPITAL LOSSES
At September 30, 2001, capital loss carryforwards available as a reduction against future net realized capital gains aggregate as follows:

            Net Realized
            Capital Loss                                     Expiration Year
           Carryforwards  2002  2003  2004  2005  2006  2007    2008    2009
           -------------  ----  ----  ----  ----  ----  ----    ----    ----
PreservationPlus
 Income           $5,109    --    --    --    --    --  $121  $1,793  $3,195


--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


At September 30, 2001 the Funds deferred post October capital and currency losses to the next fiscal year ending September 30, 2002.

                                  Capital     Currency
                                  -------     --------
PreservationPlus Income Fund      $19,803     $164,000

G. OTHER
The Trust accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

H. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
The Fund has entered into an Administration Agreement with Investment Company Capital Corp. ('ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, ICCC provides administrative and shareholder services to the Fund. All of these services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.35% of average daily net assets. Prior to July 1, 2001, Bankers Trust Company served as administrator to the Fund. Bankers Trust Company continues to serve as custodian to the Portfolio.

The advisor and administrator have contractually agreed to waive their fees and reimburse expenses of the Fund through January 31, 2010, to the extent necessary, to limit all expenses to 1.50%. Furthermore, the advisor has agreed to waive its fees voluntarily and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of the Fund, including expenses of the Portfolio. The advisor may terminate this voluntary waiver and reimbursement at anytime without notice to the shareholders.

The Fund is also subject to shareholder servicing fees in the maximum amount of 0.25% of average daily net assets.

Under normal circumstances, redemptions of shares that are qualified are not subject to a redemption fee. Redemptions of shares or redemptions from 401(k) plans or IRAs that are not qualified are subject to a 2% redemption fee if the 'interest rate trigger' is active.

ICC Distributors, Inc. provides distribution services to the Fund.

NOTE 3--CAPITAL SHARE TRANSACTIONS
At September 30, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:

                 For the Year Ended    For the Year Ended
                 September 30, 2001    September 30, 2000
             ----------------------   -------------------
                Shares       Amount    Shares      Amount
             ---------  -----------   -------   ---------
Sold         1,010,409  $10,104,090    20,225   $ 202,238
Reinvested       7,878       78,783     1,152      11,523
Redeemed       (53,238)    (532,377)  (11,188)   (111,874)
             ---------  -----------   -------   ---------
Net increase   965,049  $ 9,650,496    10,189   $ 101,887
             =========  ===========   =======   =========

NOTE 4--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of September 30, 2001 there was one shareholder who individually held greater than 10% of the outstanding shares of the PreservationPlus Income Fund. This shareholder held 93% of the total shares outstanding of the Fund.

--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
BT Investment Funds--PreservationPlus Income Fund



We have audited the accompanying statement of assets and liabilities of PreservationPlus Income Fund (the 'Fund') as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PreservationPlus Income Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999, in conformity with accounting principles generally accepted in the United States.


[GRAPHIC OMITTED]
ERNST & YOUNG LLP


Philadelphia, Pennsylvania
October 26, 2001


--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Year Ended September 30, 2001

The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

Of the Fund's ordinary dividends made during the fiscal year ended September 30, 2001, 1.830% has been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

--------------------------------------------------------------------------------

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001


 PRINCIPAL
    AMOUNT    SECURITY                           VALUE
------------------------------------------------------
              INVESTMENTS IN UNAFFILIATED ISSUERS
              ASSET-BACKED SECURITIES--11.15%
              California Infrastructure PG&E:
$2,000,000     6.42%, 9/25/08 ............$  2,131,368
 1,000,000     6.38%, 9/25/08 ............   1,054,711
              Chase Funding Mortgage Loan,
 3,000,000     7.674%, 10/25/19 ..........   3,197,405
              Chemical Credit Card Master
               Trust 1,
 3,000,000     7.09%, 2/15/09 ............   3,301,576
              Copelco Capital Funding
               Corp.,
 3,000,000     7.12%, 8/18/03 ............   3,088,135
              First USA Credit Card Master
               Trust,
 1,000,000     6.16%, 4/18/11 ............   1,004,060
              MBNA Credit Card Master Note
               Trust,
 1,000,000     6.55%, 12/15/08 ...........   1,041,090
              MMCA Automobile Trust,
   400,000     5.75%, 6/15/07 ............     410,070
              Prime Credit Card Master
               Trust,
 1,000,000     6.70%, 10/15/09 ...........   1,074,139
              Providian Master Trust,
 2,500,000     7.49%, 8/17/09 ............   2,743,548
              Residential Funding Mortgage
               Securities I,
 3,000,000     8.00%, 5/25/13 ............   3,112,913
              Residential Funding Mortgage
               Securities II,
 1,000,000     6.40%, 1/25/16 ............   1,037,979
              Sears Credit Account Master
               Trust,
 2,000,000     5.65%, 3/17/09 ............   2,085,781
                                          ------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $23,806,123) ....................  25,282,775
                                          ------------

              CORPORATE DEBT--43.92%
              FINANCIALS--20.87%
              Abbey National PLC,
 1,000,000     6.69%, 10/17/05 ...........   1,055,292
              ABN Amro Bank, NV,
 1,000,000     7.25%, 5/31/05 ............   1,084,017
              Allstate Corp.,
 1,000,000     7.20%, 12/1/09 ............   1,064,354
              American Express,
 1,000,000     6.875%, 11/1/05 ...........   1,057,171
              American General Finance,
 1,440,000     5.875%, 12/15/05 ..........   1,487,202
              Aristar, Inc.,
 1,600,000     6.00%, 5/15/02 ............   1,623,627
              Associates Corp.,
 1,500,000     8.55%, 7/15/09 ............   1,713,129
              AT&T Corp.,
 1,000,000     6.50%, 3/15/29 ............     872,571


 PRINCIPAL
    AMOUNT    SECURITY                           VALUE
------------------------------------------------------
              Avco Financial Services,
$  425,000     6.00%, 8/15/02 ............$    435,359
              Bank of America Corp.,
 1,000,000     5.875%, 2/15/09 ...........   1,000,779
              Bank of Tokyo--Mitsubishi,
 1,000,000     8.40%, 4/15/10 ............   1,107,248
              BankBoston,
 1,000,000     6.50%, 12/19/07 ...........   1,037,413
              Bear Stearns Co., Inc.,
 1,000,000     7.625%, 2/1/05 ............   1,082,336
              Bombardier Capital, Inc.,
 1,000,000     7.30%, 12/15/02 ...........   1,040,391
              Citifinancial,
 1,000,000     6.50%, 8/1/04 .............   1,061,837
              Citigroup, Inc.,
   500,000     7.25%, 10/1/10 ............     544,225
              CNA Financial,
 1,000,000     6.45%, 1/15/08 ............     953,802
              Deutsche Telekom
               International Finance,
 1,000,000     7.75%, 6/15/05 ............   1,068,045
              Everest Reins Holding, Co.,
 1,000,000     8.75%, 3/15/10 ............   1,111,364
              Ford Motor Credit:
   570,000     5.01%, 3/15/06 ............     580,895
 1,000,000     7.375%, 10/28/09 ..........   1,019,851
              General Electric Capital
               Corp.:
 1,000,000     6.75%, 9/11/03 ............   1,060,771
   500,000     7.50%, 5/15/05 ............     551,192
   800,000     6.875%, 11/15/10 ..........     862,511
              General Motors Acceptance
               Corp.,
 2,000,000     7.75%, 1/19/10 ............   2,090,246
              Goldman Sachs Group, Inc.,
 1,000,000     6.875%, 1/15/11 ...........   1,030,333
              Heller Financial, Inc.,
 1,000,000     7.875%, 5/15/03 ...........   1,067,836
              Household Finance Corp.,
 1,000,000     6.50%, 11/15/08 ...........   1,030,117
              JP Morgan & Co., Inc.,
 1,000,000     6.00%, 1/15/09 ............   1,009,767
              Lehman Brothers Holdings:
   950,000     6.625%, 12/27/02 ..........     984,627
   775,000     8.25%, 6/15/07 ............     859,255
              Merrill Lynch & Co.,
 1,000,000     6.64%, 9/19/02 ............   1,034,533
              Morgan Stanley Dean Witter:
 1,600,000     7.00%, 10/1/13 ............   1,633,963
 3,000,000     6.39%, 7/15/33 ............   3,132,043
              Paine Webber Group, Inc.,
 1,000,000     6.375%, 5/15/04 ...........   1,058,958
              Santander Financial Issuance,
 1,500,000     6.80%, 7/15/05 ............   1,582,335


See Notes to Financial Statements.
--------------------------------------------------------------------------------

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001


 PRINCIPAL
    AMOUNT    SECURITY                           VALUE
------------------------------------------------------
              Suntrust Bank,
$1,000,000     6.375%, 4/1/11 ............$  1,021,039
              TCW High Income Partners,
 1,090,000     6.804%, 8/24/13 ...........   1,111,800
              Transamerica Finance Corp.,
 1,000,000     7.25%, 8/15/02 ............   1,035,211
              Verizon Global Funding Corp.,
 1,000,000     6.75%, 12/1/05 ............   1,064,974
              Wells Fargo & Co.,
 1,000,000     7.25%, 8/24/05 ............   1,087,768
              Westdeutsche Landesbank NY,
 1,000,000     6.05%, 1/15/09 ............   1,020,617
                                          ------------
                                            47,330,804
                                          ------------

              INDUSTRIALS--6.84%
              Delphi Auto Systems Corp.,
 1,000,000     6.50%, 5/1/09 .............     974,538
              News America Holdings,
 1,000,000     8.50%, 2/15/05 ............   1,091,882
              Northrop-Grumman Corp.,
 1,000,000     7.00%, 3/1/06 .............   1,060,667
              Paramount Communications,
 1,000,000     7.50%, 1/15/02 ............   1,011,747
              Pepsi Bottling Holdings,
 1,000,000     5.625%, 2/17/09 ...........   1,008,087
              Raytheon Co.,
 1,000,000     7.90%, 3/1/03 .............   1,042,257
              Safeway, Inc.,
   825,000     6.50%, 11/15/08 ...........     857,836
              Tele-Commun, Inc.,
 1,000,000     9.25%, 4/15/02 ............   1,028,659
              Time Warner, Inc.,
 1,000,000     7.48%, 1/15/08 ............   1,080,505
              TYCO International Group,
 1,000,000     5.875%, 11/1/04 ...........   1,036,775
              Tyson Foods, Inc.,
 1,000,000     6.75%, 6/1/05 .............     992,889
              Unilever Capital Corp.,
 1,000,000     6.875%, 11/1/05 ...........   1,084,863
              Union Pacific Corp.,
 1,000,000     7.25%, 11/1/08 ............   1,072,157
              United Technologies Corp.,
 1,000,000     7.125%, 11/15/10 ..........   1,070,044
              Viacom, Inc.,
 1,000,000     7.70%, 7/30/10 ............   1,094,188
                                          ------------
                                            15,507,094
                                          ------------


 PRINCIPAL
    AMOUNT    SECURITY                           VALUE
------------------------------------------------------
              OTHER--10.14%
              Atlantic Richfield Bpa,
$1,000,000     10.875%, 7/15/05 ..........$  1,213,756
              Compaq Computer,
 1,000,000     7.45%, 8/1/02 .............   1,024,394
              Cox Communication, Inc.,
 1,000,000     7.50%, 8/15/04 ............   1,067,328
              DaimlerChrysler NA Holdings,
 1,000,000     7.125%, 4/10/03 ...........   1,039,471
              Deere & Co.,
 1,000,000     7.85%, 5/15/10 ............   1,110,608
              Duke Capital Corp.,
 1,000,000     7.50%, 10/1/09 ............   1,080,138
              EOP Operating LP,
   350,000     7.75%, 11/15/07 ...........     383,648
              Federated Department Stores,
 1,000,000     6.90%, 4/1/29 .............     842,322
              Goodyear Tire & Rubber,
 1,000,000     8.50%, 3/15/07 ............   1,035,972
              Hertz Corp.,
   850,000     7.00%, 7/1/04 .............     895,488
              Kroger Co.,
 1,000,000     7.45%, 3/1/08 .............   1,077,021
              Lockheed Martin Corp.,
 1,137,000     7.25%, 5/15/06 ............   1,232,167
              Marriot International,
 1,000,000     6.875%, 11/15/05 ..........   1,043,692
              Motorola, Inc.,
 1,000,000     7.625%, 11/15/10 ..........     988,345
              Nortell Networks Ltd.,
   700,000     6.125%, 2/15/06 ...........     546,511
              Occidental Petroleum,
 1,000,000     7.375%, 11/15/08 ..........   1,078,974
              Phillips Pete,
 1,000,000     8.50%, 5/25/05 ............   1,113,086
              PP&L Capital Funding, Inc.,
 1,000,000     8.375%, 6/15/07 ...........   1,109,595
              Sears Roebuck Acceptance,
 1,000,000     6.00%, 3/20/03 ............   1,027,461
              Sprint Capital Corp.,
 1,000,000     6.875%, 11/15/28 ..........     900,105
              TRW, Inc.,
 1,000,000     6.50%, 6/1/02 .............   1,012,599
              Vodafone Airtouch Group PLC,
 1,000,000     7.75%, 2/15/10 ............   1,094,286
              Wal-Mart Stores,
 1,000,000     6.875%, 8/10/09 ...........   1,082,807
                                          ------------
                                            22,999,774
                                          ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001


 PRINCIPAL
    AMOUNT    SECURITY                           VALUE
------------------------------------------------------
              UTILITIES--6.07%
              British Telecom PLC:
$1,000,000     7.625%, 12/15/05 ..........$  1,080,717
 1,000,000     8.125%, 12/15/10 ..........   1,107,913
              Clear Channel Communications,
 1,000,000     7.25%, 9/15/03 ............   1,053,088
              Coastal Corp.,
 1,000,000     7.75%, 6/15/10 ............   1,049,478
              Conoco, Inc.,
 1,000,000     6.35%, 4/15/09 ............   1,009,080
              Dynegy Holdings, Inc.,
 1,000,000     8.125%, 3/15/05 ...........   1,086,464
              France Telecom,
 1,000,000     7.75%, 3/1/11 .............   1,061,800
              GTE California, Inc.,
 1,000,000     5.50%, 1/15/09 ............     976,490
              Keyspan Corp.,
   400,000     8.00%, 11/15/30 ...........     440,304
              MCI Worldcom, Inc.,
 1,000,000     6.95%, 8/15/06 ............   1,036,121
              Niagara Mohawk Power,
 1,000,000     7.75%, 10/1/08 ............   1,070,693
              Progress Energy, Inc.,
   335,000     6.75%, 3/1/06 .............     355,501
              Southern Carolina
               Electric & Gas,
 1,000,000     7.50%, 6/15/05 ............   1,084,453
              Tosco Corp.,
 1,250,000     7.625%, 5/15/06 ...........   1,363,464
                                          ------------
                                            13,775,566
                                          ------------
TOTAL CORPORATE DEBT
   (Cost $93,148,646) ....................  99,613,238
                                          ------------

              FOREIGN DEBT--1.60%
              Corp Andina de Fomento,
 1,000,000     7.75%, 3/1/04 .............   1,072,471
              Hanson Overseas BV,
 1,000,000     7.375%, 1/15/03 ...........   1,038,206
              HSBC Holding PLC,
 1,000,000     7.50%, 7/15/09 ............   1,097,700
              Koninklijke Kpn NV,
   500,000     7.50%, 10/1/05 ............     410,060
                                          ------------
TOTAL FOREIGN DEBT
   (Cost $3,497,893) .....................   3,618,437
                                          ------------


 PRINCIPAL
    AMOUNT    SECURITY                           VALUE
------------------------------------------------------
              COLLATERALIZED MORTGAGE
              OBLIGATIONS--14.29%
              Bank of America Mortgage
              Securities,
$3,000,000     5.90%, 4/25/29 ............$  3,077,640
              Bear Stearns Commercial
               Mortgage Securities:
   107,864     7.64%, 2/15/09 ............     118,188
 2,000,000     7.78%, 2/15/22 ............   2,251,225
   944,742     7.11%, 10/15/32 ...........   1,019,408
              Chase Mortgage Finance Corp.,
 3,000,000     6.75%, 8/25/29 ............   3,099,000
              Citigroup Mortgage
               Securities, Inc.,
 3,000,000     6.50%, 7/25/28 ............   3,083,862
              Credit Suisse First Boston,
 2,000,000     6.238%, 11/15/09 ..........   2,091,028
              First Union-Lehman Brothers-
               Bank of America,
   320,210     6.28%, 6/18/07 ............     335,967
              First Union National Bank
               Commercial Mortgage,
 1,130,614     7.184%, 12/15/31 ..........   1,218,388
              GE Capital Mortgage
               Services, Inc.,
   460,000     7.00%, 5/25/24 ............     475,851
   718,652     6.00%, 7/25/29 ............     721,901
              LB Commercial Conduit
               Mortgage Trust,
 2,795,311     6.41%, 6/15/31 ............   2,944,619
              LB-UBS Commercial
               Mortgage Trust,
 2,424,402     7.95%, 7/15/09 ............   2,687,011
              Morgan Stanley Capital I,
 2,372,053     6.76%, 3/15/32 ............   2,521,722
              Norwest Asset Securities
               Corp.,
   826,460     6.75%, 8/25/29 ............     836,460
              PNC Mortgage Acceptance
               Corp.,
 1,861,875     7.52%, 7/15/08 ............   2,033,897
              Residential Funding Mortgage
               Securities I:
   772,834     6.75%, 4/25/29 ............     786,660
 3,000,000     7.10%, 12/25/29 ...........   3,078,240
              Vendee Mortgage Trust,
    28,743     7.50%, 8/15/17 ............      28,901
                                          ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $29,952,923) ....................  32,409,968
                                          ------------


See Notes to Financial Statements.
--------------------------------------------------------------------------------

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001


 PRINCIPAL
    AMOUNT    SECURITY                           VALUE
------------------------------------------------------
              MORTGAGE-BACKED SECURITIES--11.57%
              FGLMC GOLD:
$3,570,211     7.50%, 10/1/24 ............$  3,751,365
   667,683     8.00%, 3/1/27 .............     706,160
              FNCL:
 2,945,100     8.00%, 5/1/25 .............   3,085,912
 1,603,694     8.00%, 9/1/26 .............   1,680,370
 1,387,243     7.50%, 7/1/27 .............   1,441,634
 3,747,841     8.00%, 9/1/27 .............   3,927,033
 4,078,220     7.50%, 9/1/27 .............   4,238,119
   794,506     6.50%, 9/1/28 .............     812,997
   872,951     6.50%, 10/1/28 ............     893,267
   855,498     6.50%, 12/1/28 ............     875,408
              FNMA,
 4,526,456     7.369%, 1/17/13 ...........   4,845,625
                                          ------------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $25,052,250) ....................  26,257,890
                                          ------------

              US GOVERNMENT & AGENCY OBLIGATIONS--0.93%
              FHLB,
 1,000,000     6.875%, 7/18/02 ...........   1,034,725
              FHLMC,
 1,000,000     6.25%, 7/15/04 ............   1,071,516
                                          ------------
TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
   (Cost $1,980,536) .....................   2,106,241
                                          ------------

              US TREASURY SECURITIES--2.98%
              US Treasury Notes:
 2,150,000     2.75%, 9/30/03 ............   2,144,961
 4,150,000     4.625%, 5/15/06 ...........   4,296,545
   300,000     5.75%, 8/15/10 ............     325,031
                                          ------------
TOTAL US TREASURY SECURITIES
   (Cost $6,764,462) .....................   6,766,537
                                          ------------

              SHORT-TERM INSTRUMENTS--0.54%
              US TREASURY BILL--0.54%
              US Treasury Bill,
 1,225,000     3.28%, 10/18/01 ...........   1,222,850
                                          ------------
TOTAL SHORT-TERM INSTRUMENTS
   (Cost $1,222,850) .....................   1,222,850
                                          ------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $185,425,685) ...................  197,277,936
                                          ------------



    SHARES    SECURITY                           VALUE
------------------------------------------------------
              INVESTMENTS IN AFFILIATED
              INVESTMENT COMPANIES--18.38%
31,835,331    Cash Management Fund
               Institutional .............$ 31,835,330
 1,387,958    Deutsche High Yield
               Bond Fund .................   9,854,501
                                          ------------
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $41,835,330) ....................  41,689,831
                                          ------------
TOTAL INVESTMENTS
   (Cost $227,261,014)2 ....... 105.36%   $238,967,767
                                ------    ------------

WRAPPER AGREEMENTS 1
Bank of America NT & SA, .................  (3,043,173)
Transamerica Life Insurance & Annuity Co.,  (3,170,813)
Caisse des Depots et Consignations, ......  (3,882,138)
                                          ------------
TOTAL WRAPPER AGREEMENTS ......  (4.45)    (10,096,124)
                                          ------------
LIABILITIES IN EXCESS
   OF OTHER ASSETS ............  (0.91)     (2,068,651)
                                ------    ------------
NET ASSETS .................... 100.00%   $226,802,992
                                ======    ============


--------------------------------------------------------------------------------
1 Wrapper Agreements--Each Wrapper Agreement obligates the wrapper provider to maintain the book value of the portion of the Portfolio's assets up to a specified maximum dollar amount, upon the occurrence of certain specified events.
2    Also aggregate cost for federal tax purposes.
The following abbreviations are used in portfolio descriptions:
FGLMC--Federal Government Loan Mortgage Company
FHLB --Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA --Federal National Mortgage Association
FNCL --Federal National Mortgage Association Class Loan


See Notes to Financial Statements.
--------------------------------------------------------------------------------

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES


                                                                                               SEPTEMBER 30, 2001
-----------------------------------------------------------------------------------------------------------------
ASSETS
   Investment in unaffiliated issuers, at value (cost of $185,425,685) ............................. $197,277,936
   Investment in affiliated investment companies, at value (cost of $41,835,330) ...................   41,689,831
   Interest receivable 1 ...........................................................................    2,460,042
   Receivable for securities sold ..................................................................    1,996,714
   Variation margin receivable .....................................................................       60,940
   Prepaid expenses and other ......................................................................       33,438
   Foreign cash 2 ..................................................................................      114,568
                                                                                                     ------------
Total assets .......................................................................................  243,633,469
                                                                                                     ------------
LIABILITIES
   Wrapper agreements ..............................................................................   10,096,124
   Payable for securities purchased ................................................................    6,240,762
   Due to advisor ..................................................................................      263,325
   Unrealized depreciation on forward foreign currency contracts ...................................       78,719
   Accrued expenses and other ......................................................................      151,547
                                                                                                     ------------
Total liabilities ..................................................................................   16,830,477
                                                                                                     ------------
NET ASSETS ......................................................................................... $226,802,992
                                                                                                     ============

--------------------------------------------------------------------------------
1 Includes $79,221 from the Portfolio's investment in affiliated investment companies.
2    Foreign cash has a cost basis of $118,810.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                                               FOR THE YEAR ENDED
                                                                                               SEPTEMBER 30, 2001
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends from affiliated investment companies ................................................... $   996,771
   Interest .........................................................................................  13,474,296
   Credited rate interest ...........................................................................     214,338
                                                                                                      -----------
Total investment income .............................................................................  14,685,405
                                                                                                      -----------
EXPENSES
   Advisory fees ....................................................................................   1,400,942
   Wrapper fees .....................................................................................     442,362
   Administration and service fees ..................................................................     102,258
   Professional fees ................................................................................      55,082
   Registration fees ................................................................................      11,699
   Trustees fees ....................................................................................       9,877
   Miscellaneous ....................................................................................      38,218
                                                                                                      -----------
Total expenses ......................................................................................   2,060,438
Less: fee waivers and/or expense reimbursements .....................................................    (427,358)
                                                                                                      -----------
Net expenses ........................................................................................   1,633,080
                                                                                                      -----------
NET INVESTMENT INCOME ...............................................................................  13,052,325
                                                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES AND
   WRAPPER AGREEMENTS Net realized gain (loss) from:
     Investment transactions ........................................................................     809,819
     Foreign currency transactions ..................................................................     775,887
     Futures transactions ...........................................................................  (2,229,305)
     Forward foreign currency transactions ..........................................................    (404,161)
   Net change in unrealized appreciation/depreciation on investments
     and foreign currencies .........................................................................   9,704,317
   Net change in unrealized appreciation/depreciation on wrapper agreements .........................  (8,656,557)
                                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES
   AND WRAPPER AGREEMENTS ...........................................................................          --
                                                                                                      -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .......................................................... $13,052,325
                                                                                                      ===========

See Notes to Financial Statements.
--------------------------------------------------------------------------------

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                               FOR THE YEARS ENDED SEPTEMBER 30,
                                                                                    2001                    2000
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment income .................................................. $ 13,052,325             $ 7,962,226
   Net realized gain (loss) from investment and
     foreign currency transactions ........................................   (1,047,760)                 54,753
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ................................    9,704,317               2,575,837
   Net change in unrealized appreciation/depreciation on
     wrapper agreements ...................................................   (8,656,557)             (2,630,590)
                                                                            ------------            ------------
Net increase in net assets from operations ................................   13,052,325               7,962,226
                                                                            ------------            ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested .........................................   88,264,998             186,286,635
   Value of capital withdrawn .............................................  (75,664,804)            (19,193,385)
                                                                            ------------            ------------
Net increase in net assets from
   capital transactions in shares of beneficial interest ..................   12,600,194             167,093,250
                                                                            ------------            ------------
TOTAL INCREASE IN NET ASSETS ..............................................   25,652,519             175,055,476
NET ASSETS
   Beginning of year ......................................................  201,150,473              26,094,997
                                                                            ------------            ------------
   End of year ............................................................ $226,802,992            $201,150,473
                                                                            ============            ============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                                  FOR THE PERIOD
                                                                                                 DEC. 23, 1998 1
                                                           FOR THE YEARS ENDED SEPTEMBER 30,             THROUGH
                                                                      2001              2000      SEPT. 30, 1999
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..................... $226,803          $201,150             $26,095
   Ratios to average net assets:
     Net investment income ......................................     6.37%             7.33%               6.47% 2
     Expenses after waivers .....................................     0.80%             0.35%               0.49% 2
     Expenses before waivers ....................................     1.01%             0.99%               1.41% 2
   Portfolio turnover rate ......................................       13%                0% 3              149%

--------------------------------------------------------------------------------
1    Commencement of operations.
2    Annualized.
3    Less than 1%.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The BT Investment Portfolios (the 'Portfolio Trust') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. The Portfolio Trust was organized on March 27, 1993 as an unincorporated trust under the laws of New York. The PreservationPlus Income Portfolio (the 'Portfolio'), one of the series of the Portfolio Trust, began operations on December 23, 1998.

B. VALUATION OF SECURITIES
Debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities' major trading exchange or quotes received from dealers or market makers in the relevant securities or may be determined through the use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities are normally valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures adopted by the Portfolio's Board of Trustees.

Wrapper Agreements generally will be equal to the difference between the Book Value and Market Value of the covered assets and will either be reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considers the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis. The credited rate interest is accrued daily and represents the difference between the actual interest earned on covered assets under the Portfolio's Wrapper Agreements and the product of the book value of the covered assets multiplied by the crediting rate as determined pursuant to the Wrapper Agreements.

All of the net investment income and net realized and unrealized gains and losses (including the Wrapper Agreements) of the Portfolio are allocated pro rata to the investors in the Portfolio on a daily basis.

D. TBA PURCHASE COMMITMENTS
The Portfolio may enter into 'TBA' (to be announced) commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under 'Valuation of Securities' above.

E. FOREIGN CURRENCY TRANSLATION
The books and records of the Portfolio are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

F. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net US dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. OPTION CONTRACTS
The Portfolio may enter into option contracts. Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Portfolio is required to make initial margin deposits either in cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. FEDERAL INCOME TAXES
The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required in the financial statements.

J. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
As of April 30, 2001, the Portfolio has entered into an Advisory Agreement with Deutsche Asset Management, Inc. (DeAM, Inc.). Under this agreement, the Portfolio pays DeAM, Inc. a fee computed daily and paid monthly at an annual rate of 0.70% of the Portfolio's average daily net assets, less advisor fees paid for the pro-rata amount due to investment in Cash Management Fund Institutional. Prior to April 30, 2001, Bankers Trust served as the investment advisor to the Portfolio pursuant to an Advisory Agreement.

The Portfolio has entered into an Administration and Services Agreement with Investment Company Capital Corp. ('ICCC'), an indirect wholly-owned subsidiary of Deutsche Bank AG. Under this agreement, ICCC provides administrative services to the Portfolio. These services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.05% of the Portfolio's average daily net assets. Prior to July 1, 2001, Bankers Trust Company served as administrator to the

--------------------------------------------------------------------------------

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

Portfolio. Bankers Trust Company continues to serve as custodian to the Portfolio.

The Portfolio may invest in Cash Management Fund Institutional ('Cash Management'), an open-end management investment company managed by DeAM, Inc. Prior to April 20, 2001, Cash Management was managed by Bankers Trust. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by DeAM, Inc.

To gain exposure to high yield debt securities, the Portfolio may purchase high yield debt securities directly or invest in the Deutsche High Yield Bond Fund, an affiliated mutual fund. The Portfolio will reduce its advisory fee to 0.10% of its average daily net assets with respect to its assets invested in the Deutsche High Yield Bond Fund.

NOTE 3--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2001, were $55,708,540 and $24,201,445, respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 2001, was $227,261,014. The aggregate gross unrealized appreciation for all investments at September 30, 2001, was $12,137,208, and the aggregate gross unrealized depreciation for all investments was $430,455.

NOTE 4--LINE OF CREDIT AGREEMENT
The Portfolio is a participant with other affiliated entities in a revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for the Portfolio under the credit facility for the year ended September 30, 2001.

NOTE 5--WRAPPER AGREEMENTS
The Portfolio will enter into Wrapper Agreements with insurance companies, banks or other financial institutions ('Wrapper Providers'). A wrapper agreement is a derivative instrument that is designed to protect the portfolio from investment losses and, under most circumstances, permit the Fund to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they are considered illiquid.

A default by the issuer of a Portfolio Security or a Wrapper Provider on its obligations may result in a decrease in the value of the Portfolio assets. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio Securities defaults on payments of interest or principal. Additionally, a Fund shareholder may realize more or less than the actual investment return on the Portfolio Securities depending upon the timing of the shareholder's purchases and redemption of Shares, as well as those of other shareholders.

--------------------------------------------------------------------------------

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 6--FUTURES CONTRACTS
A summary of obligations under these financial instruments at September 30, 2001 is as follows:

                                                                                                      Unrealized
                                                                                                   Appreciation/
Type of Futures                Expiration         Contracts      Position        Market Value       Depreciation
----------------------------------------------------------------------------------------------------------------
Topix Index Futures              12/14/01                (6)         Short       $   (511,206)          $ (5,786)
S&P 500 Index Futures            12/20/01                (5)         Short         (1,304,625)            (4,593)
FTSE 100 Index Futures           12/24/01                21          Long           1,517,107             29,540
US Treasury Notes Futures        12/21/01                68          Long           7,397,108            192,007
DAX Index Futures                12/19/01                 4          Long             392,654             10,188
Toronto Stock Exchange 60
 Futures                         12/21/01                55          Long           2,781,143            (21,507)
Canadian 10 Year Bond Futures    12/19/01               177          Long          11,686,385            107,884
Australian Ordinary Futures      1/1/02                  (2)         Short            (75,728)            (1,051)
CAC 40 Euro Futures              11/1/01                (11)         Short           (409,429)           (31,780)
Long Gilt Futures                12/28/01               (44)         Short         (7,420,525)             8,249
Euro-Bund Futures                12/7/01                (50)         Short         (4,947,448)           (35,097)
Japanese Bond Futures            12/12/01                (2)         Short         (2,341,979)               652
Australian 10 Year Bond Futures  12/18/01              (136)         Short         (6,907,923)            82,457
----------------------------------------------------------------------------------------------------------------
Total                                                    69                       $  (144,466)          $331,163
----------------------------------------------------------------------------------------------------------------


The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The 'market value' presented above represents the Portfolio's total exposure in such contracts whereas only the net unrealized appreciation/depreciation is reflected in the Portfolio's net assets.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS
At September 30, 2001, the Portfolio had the following open forward foreign currency contracts:

                                                                                                     Unrealized
                                                                                                  Appreciation/
                                                                                         Contract  Depreciation
Contracts                                   In Exchange For Settlement Date           Value (US$)         (US$)
---------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------
Australian Dollar 10,557,000         US Dollar $  5,504,103        10/04/01          $  5,209,911     $(294,192)
Canadian Dollar      124,000         US Dollar       79,535        10/03/01                78,495        (1,040)
Swiss Franc        4,239,000         US Dollar    2,493,940        10/04/01             2,622,300       128,360
Euro Dollar        1,554,000         US Dollar    1,379,797        10/04/01             1,415,248        35,451
British Pound      5,877,000         US Dollar    8,507,251        10/04/01             8,637,439       130,187
---------------------------------------------------------------------------------------------------------------
                                                                                  Total Purchases      $ (1,234)
---------------------------------------------------------------------------------------------------------------
Sales
---------------------------------------------------------------------------------------------------------------
Japanese Yen  (1,208,449,000)        US Dollar $(10,066,466)       10/04/01          $(10,143,950)    $ (77,485)
---------------------------------------------------------------------------------------------------------------
                                                                                      Total Sales     $ (77,485)
---------------------------------------------------------------------------------------------------------------
                                                                    Total Net Unrealized Depreciation $ (78,719)
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
BT Investment Portfolios--PreservationPlus Income Portfolio


We have audited the accompanying statement of assets and liabilities of PreservationPlus Income Portfolio (the 'Portfolio') as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the Portfolio's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PreservationPlus Income Portfolio at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999, in conformity with accounting principles generally accepted in the United States.

[GRAPHIC OMITTED]
ERNST & YOUNG LLP

Philadelphia, Pennsylvania
October 26, 2001

--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                    PO BOX 219210
                    KANSAS CITY, MO 64121-9210
or call toll-free:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


PreservationPlus Income Fund                                    CUSIP #055922660
                                                                1722ANN (9/01)
                                                                Printed 11/01

Distributed by:
ICC Distributors, Inc.